UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
(872) 825-4000
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On September 28, 2023, United Airlines, Inc. ("United") entered into a supplemental agreement to Purchase Agreement No. 04815, dated May 31, 2018 ("Purchase Agreement No. 04815"), with The Boeing Company ("Boeing"), pursuant to which United exercised options to purchase 50 Boeing 787-9 aircraft scheduled to be delivered between 2028 and 2031 (the "Boeing Aircraft Order"). In addition, pursuant to such agreement United was granted options to purchase up to an additional 50 Boeing 787 aircraft with deliveries between 2028 and 2031.
In addition, on September 29, 2023, United entered into an amendment to the A320 Family Purchase Agreement, dated December 3, 2019 (as amended, the "A320 Family Purchase Agreement" and, together with Purchase Agreement No. 04815, the "Purchase Agreements"), with Airbus S.A.S. ("Airbus"), pursuant to which United exercised purchase rights to purchase 60 A321neo aircraft scheduled to be delivered between 2028 and 2030 (the "Airbus Aircraft Order") and was granted purchase rights to purchase up to an additional 40 A321neo aircraft at the end of the decade.
These supplements and amendments build on the early success of the United Next plan and add additional flexibility for United’s long-term fleet.
The table set forth in Item 7.01 of this Current Report on Form 8-K with respect to capital commitments to purchase aircraft from Boeing and Airbus is hereby incorporated by reference in its entirety into this Item 1.01.
The description of the supplemental agreement to Purchase Agreement No. 04815, the amendment to the A320 Family Purchase Agreement and the transactions accomplished or contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreements and their respective supplemental agreements and amendments. Purchase Agreement No. 04815 was filed as Exhibit 10.92 to United Airlines Holdings, Inc.’s (the "Company") Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Company intends to file a copy of the supplemental agreement to Purchase Agreement No. 04815 in connection with the Boeing Aircraft Order as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023. The A320 Family Purchase Agreement was filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021. The Company intends to file a copy of the amendment to the A320 Family Purchase Agreement in connection with the Airbus Aircraft Order as an exhibit to its Quarterly Report on Form 10‑Q for the fiscal quarter ended September 30, 2023.
Item 7.01 Regulation FD Disclosure.
On October 3, 2023, the Company issued a press release ("Press Release") announcing the Boeing Aircraft Order and the Airbus Aircraft Order. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.
The table below summarizes United's firm commitments as of August 31, 2023 (adjusted to include the effects of the Boeing Aircraft Order and the Airbus Aircraft Order) through 2033, which include aircraft and related spare engines, aircraft improvements and all non-aircraft capital commitments (in billions):

Remainder of 2023	$5.2
2024	8.6
2025	8.0
After 2025	40.4
$62.2
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings under the Exchange Act or under the Securities Act of 1933, as amended (the "Securities Act"), except to the extent specifically provided in any such filing. Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements:
This Current Report on Form 8-K contains certain "forward-looking statements," within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, relating to, among other things, the potential impacts of the Company's aircraft orders. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about the Company's future financial results, goals, plans, commitments, strategies and objectives and involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond the Company's control and could cause the Company's future financial results, goals, plans, commitments, strategies and objectives to differ materially from those expressed in, or implied by, the statements. Words such as "should," "could," "would," "will," "may," "expects," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "projects," "forecast," "guidance," "outlook," "goals," "targets," "pledge," "confident," "optimistic," "dedicated," "positioned" and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. All statements, other than those that relate solely to historical facts, are forward-looking statements. Additionally, forward-looking statements include conditional statements and statements that identify uncertainties or trends, discuss the possible future effects of known trends or uncertainties, or that indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law or regulation.
The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: any delay or inability of the Company to realize the expected benefits of the transactions, execution risks associated with our strategic operating plan; changes in our network strategy or other factors outside our control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders, as well as any inability to accept or integrate new aircraft into our fleet as planned; any failure to effectively manage, and receive anticipated benefits and returns from, acquisitions, divestitures, investments, joint ventures and other portfolio actions, or related exposures to unknown liabilities or other issues or underperformance as compared to our expectations; the adverse impacts of the ongoing COVID-19 global pandemic on our business, operating results, financial condition and liquidity; adverse publicity, harm to our brand, reduced travel demand, potential tort liability and voluntary or mandatory operational restrictions as a result of an accident, catastrophe or incident involving us, our regional carriers, our codeshare partners or another airline; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity, including as a result of alliances, joint business arrangements or other consolidations; our reliance on a limited number of suppliers to source a majority of our aircraft and certain parts, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; disruptions to our regional network and United Express flights provided by third-party regional carriers; unfavorable economic and political conditions in the United States and globally (including inflationary pressures); reliance on third-party service providers and the impact of any significant failure of these parties to perform as expected, or interruptions in our relationships with these providers or their provision of services; extended interruptions or disruptions in service at major airports where we operate and space, facility and infrastructure constrains at our hubs or other airports; geopolitical conflict, terrorist attacks or security events; any damage to our reputation or brand image; our reliance on technology and automated systems to operate our business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; increasing privacy and data security obligations or a significant data breach; increased use of social media platforms by us, our employees and others; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions or regulatory compliance costs on our operations or financial performance; any failure to attract, train or retain skilled personnel, including our senior management team or other key employees; the monetary and operational costs of compliance with extensive government regulation of the airline industry; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; costs, liabilities and risks associated with environmental regulation and climate change, including our climate goals; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel (including as a result of the Russia-Ukraine military conflict); the impacts of our significant amount of financial leverage from fixed obligations and the impacts of insufficient liquidity on our financial condition and business; failure to comply with financial and other covenants governing our debt, including our MileagePlus® financing agreements; the impacts of the phaseout of the London interbank offer rate; limitations on our ability to use our net operating loss carryforwards and certain other tax attributes to offset future taxable income for U.S. federal income tax purposes; our failure to realize the full value of our intangible assets or our long-lived assets, causing us to record impairments; fluctuations in the price of our common stock; the impacts of seasonality, weather events, infrastructure and other factors associated with the airline industry; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth in Part I, Item 1A. Risk Factors, and under "Economic and Market Factors" in Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, of our Annual Report on Form 10-K

for the fiscal year ended December 31, 2022, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by United Airlines Holdings, Inc. dated October 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Michael D. Leskinen
Name:	Michael D. Leskinen
Title:	Executive Vice President and Chief Financial Officer

Date: October 4, 2023